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                                  EXHIBIT 99.1

                   CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER
                                   OF ELKCORP

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.
1350):

         I, Thomas D. Karol, Chief Executive Officer of ElkCorp, certify to my knowledge and belief pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350) that:

         (1) The Quarterly Report on Form 10-Q for the period ended March 31, 2003, which this statement accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report on Form 10-Q for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of ElkCorp.

Date:  May 15, 2003
                                                  By /s/ Thomas D. Karol
                                                     ---------------------------
                                                         Thomas D. Karol
                                                         Chief Executive Officer